                                                                      Exhibit 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-47014) and in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-08951) of Merchants Group, Inc. of our report dated February 14, 2000 appearing on page F-1 of this Form 10-K.


Buffalo, New York
March 29, 2000